Exhibit (d)(39)

SCHEDULE A

To the General Research Services Agreement

Dated as of January 20, 2006

Trust	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Fund
Fidelity Advisor Series I		Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Series I		Fidelity Advisor Balanced Fund
Fidelity Advisor Series I		Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Series I		Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Series I		Fidelity Advisor Equity Growth Fund
Fidelity Advisor Series I		Fidelity Advisor Equity Income Fund
Fidelity Advisor Series I		Fidelity Advisor Equity Value Fund
Fidelity Advisor Series I		Fidelity Advisor Fifty Fund
Fidelity Advisor Series I		Fidelity Advisor Growth & Income Fund
Fidelity Advisor Series I		Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Series I		Fidelity Advisor Large Cap Fund
Fidelity Advisor Series I		Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Series I		Fidelity Advisor Mid Cap Fund
Fidelity Advisor Series I		Fidelity Advisor Small Cap Fund
Fidelity Advisor Series I		Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Series I		Fidelity Advisor Value Strategies Fund
Fidelity Advisor Series II		Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Series II		Fidelity Advisor Government Investment Fund
Fidelity Advisor Series II		Fidelity Advisor High Income Advantage Fund
Fidelity Advisor Series II		Fidelity Advisor High Income Fund
Fidelity Advisor Series II		Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Series II		Fidelity Advisor Mid Cap II Fund
Fidelity Advisor Series II		Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Series II		Fidelity Advisor Municipal Income Fund
Fidelity Advisor Series II		Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Series II		Fidelity Advisor Strategic Income Fund
Fidelity Advisor Series II		Fidelity Advisor Value Fund
Fidelity Advisor Series IV		Fidelity Institutional Short-Intermediate Government Fund
Fidelity Advisor Series IV		Fidelity Real Estate High Income Fund
Fidelity Advisor Series VII		Fidelity Advisor Biotechnology Fund
Fidelity Advisor Series VII		Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Series VII		Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Series VII		Fidelity Advisor Developing Communications Fund
Fidelity Advisor Series VII		Fidelity Advisor Electronics Fund
Fidelity Advisor Series VII		Fidelity Advisor Financial Services Fund
Fidelity Advisor Series VII		Fidelity Advisor Health Care Fund
Fidelity Advisor Series VII		Fidelity Advisor Natural Resources Fund
Fidelity Advisor Series VII		Fidelity Advisor Real Estate Fund
Fidelity Advisor Series VII		Fidelity Advisor Technology Fund
Fidelity Advisor Series VII		Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Series VIII		Fidelity Advisor Diversified International Fund
Fidelity Advisor Series VIII		Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Series VIII		Fidelity Advisor Emerging Markets Fund
Fidelity Advisor Series VIII		Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Series VIII		Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Series VIII		Fidelity Advisor Global Equity Fund
Fidelity Advisor Series VIII		Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Series VIII		Fidelity Advisor Japan Fund
Fidelity Advisor Series VIII		Fidelity Advisor Korea Fund
Fidelity Advisor Series VIII		Fidelity Advisor Latin America Fund
Fidelity Advisor Series VIII		Fidelity Advisor Overseas Fund
Fidelity Advisor Series VIII		Fidelity Advisor Value Leaders Fund
Fidelity Beacon Street Trust		Fidelity Advisor Tax Managed Stock Fund
Fidelity Beacon Street Trust		Fidelity Tax Managed Stock Fund
Fidelity California Municipal Trust		Fidelity California Municipal Income Fund
Fidelity California Municipal Trust		Fidelity California Short-Intermediate Tax-Free Bond Fund
Fidelity California Municipal Trust II		Fidelity California AMT Tax-Free Money Market Fund
Fidelity California Municipal Trust II		Fidelity California Municipal Money Market Fund
Fidelity Capital Trust		Fidelity Capital Appreciation Fund
Fidelity Capital Trust		Fidelity Disciplined Equity Fund
Fidelity Capital Trust		Fidelity Focused Stock Fund
Fidelity Capital Trust		Fidelity Small Cap Independence Fund
Fidelity Capital Trust		Fidelity Stock Selector
Fidelity Capital Trust		Fidelity Value Fund
Fidelity Central Investment Portfolios LLC		Fidelity Floating Rate Central Investment Portfolio
Fidelity Central Investment Portfolios LLC		Fidelity High Income Central Investment Portfolio 1
Fidelity Central Investment Portfolios LLC		Fidelity Specialized High Income Central Investment Portfolio
Fidelity Central Investment Portfolios LLC		Fidelity Tactical Income Central Investment Portfolio
Fidelity Charles Street Trust		Fidelity Asset Manager
Fidelity Charles Street Trust		Fidelity Asset Manager: Aggressive
Fidelity Charles Street Trust		Fidelity Asset Manager: Growth
Fidelity Charles Street Trust		Fidelity Asset Manager: Income
Fidelity Charles Street Trust		Spartan Investment Grade Bond Fund
Fidelity Colchester Street Trust		Government Portfolio
Fidelity Colchester Street Trust		Money Market Portfolio
Fidelity Colchester Street Trust		Prime Money Market Portfolio
Fidelity Colchester Street Trust		Tax-Exempt Portfolio
Fidelity Colchester Street Trust		Treasury Only Portfolio
Fidelity Colchester Street Trust		Treasury Portfolio
Fidelity Commonwealth Trust		Fidelity Intermediate Bond Fund
Fidelity Commonwealth Trust		Fidelity Large Cap Stock Fund
Fidelity Commonwealth Trust		Fidelity Mid-Cap Stock Fund
Fidelity Commonwealth Trust		Fidelity Small Cap Retirement Fund
Fidelity Commonwealth Trust		Fidelity Small Cap Stock Fund
Fidelity Commonwealth Trust		Fidelity Strategic Real Return Fund
Fidelity Concord Street Trust		Fidelity U.S. Bond Index Fund
Fidelity Concord Street Trust		Spartan Intermediate Treasury Bond Index Fund
Fidelity Concord Street Trust		Spartan Long Term Treasury Bond Index Fund
Fidelity Concord Street Trust		Spartan Short Term Treasury Bond Index Fund
Fidelity Congress Street Fund		Fidelity Congress Street Fund
Fidelity Contrafund		Fidelity Advisor New Insights Fund
Fidelity Contrafund		Fidelity Contrafund
Fidelity Court Street Trust		Fidelity Connecticut Municipal Income Fund
Fidelity Court Street Trust		Fidelity Florida Municipal Income Fund
Fidelity Court Street Trust		Fidelity New Jersey Municipal Income Fund
Fidelity Court Street Trust II		Fidelity Connecticut Municipal Money Market Fund
Fidelity Court Street Trust II		Fidelity Florida Municipal Money Market Fund
Fidelity Court Street Trust II		Fidelity New Jersey AMT Tax-Free Money Market Fund
Fidelity Court Street Trust II		Fidelity New Jersey Municipal Money Market Fund
Fidelity Destiny Portfolios		Destiny I
Fidelity Destiny Portfolios		Destiny II
Fidelity Devonshire Trust		Fidelity Equity-Income Fund
Fidelity Devonshire Trust		Fidelity Large Cap Growth Fund
Fidelity Devonshire Trust		Fidelity Large Cap Value Fund
Fidelity Devonshire Trust		Fidelity Mid Cap Growth Fund
Fidelity Devonshire Trust		Fidelity Mid Cap Value Fund
Fidelity Devonshire Trust		Fidelity Real Estate Investment Portfolio
Fidelity Devonshire Trust		Fidelity Tax-Free Bond Fund
Fidelity Devonshire Trust		Fidelity Utilities Fund
Fidelity Exchange Fund		Fidelity Exchange Fund
Fidelity Financial Trust		Fidelity Convertible Securities Fund
Fidelity Financial Trust		Fidelity Equity-Income II Fund
Fidelity Financial Trust		Fidelity Independence Fund
Fidelity Financial Trust		Fidelity Strategic Dividend & Income Fund
Fidelity Fixed-Income Trust		Fidelity Focused High Income Fund
Fidelity Fixed-Income Trust		Fidelity High Income Fund
Fidelity Fixed-Income Trust		Fidelity Inflation-Protected Bond Fund
Fidelity Fixed-Income Trust		Fidelity Investment Grade Bond Fund
Fidelity Fixed-Income Trust		Fidelity Short-Term Bond Fund
Fidelity Fixed-Income Trust		Spartan Government Income Fund
Fidelity Garrison Street Trust		Fidelity Money Market Central Fund
Fidelity Garrison Street Trust		Fidelity Ultra-Short Central Fund
Fidelity Hastings Street Trust		Fidelity Discovery Fund
Fidelity Hastings Street Trust		Fidelity Fifty
Fidelity Hastings Street Trust		Fidelity Fund
Fidelity Hastings Street Trust		Fidelity Growth & Income II Portfolio
Fidelity Hereford Street Trust		Fidelity Government Money Market Fund
Fidelity Hereford Street Trust		Fidelity Money Market Fund
Fidelity Hereford Street Trust		Fidelity U.S. Treasury Money Market Fund
Fidelity Income Fund		Fidelity Ginnie Mae Fund
Fidelity Income Fund		Fidelity Government Income Fund
Fidelity Income Fund		Fidelity Intermediate Government Income Fund
Fidelity Income Fund		Fidelity Total Bond Fund
Fidelity Income Fund		Fidelity Ultra-Short Bond Fund
Fidelity Investment Trust		Fidelity Aggressive International Fund
Fidelity Investment Trust		Fidelity Canada Fund
Fidelity Investment Trust		Fidelity China Region Fund
Fidelity Investment Trust		Fidelity Diversified International Fund
Fidelity Investment Trust		Fidelity Emerging Markets Fund
Fidelity Investment Trust		Fidelity Europe Capital Appreciation Fund
Fidelity Investment Trust		Fidelity Europe Fund
Fidelity Investment Trust		Fidelity Global Balanced Fund
Fidelity Investment Trust		Fidelity International Discovery Fund
Fidelity Investment Trust		Fidelity International Small Cap Fund
Fidelity Investment Trust		Fidelity International Small Cap Opportunities Fund
Fidelity Investment Trust		Fidelity Japan Fund
Fidelity Investment Trust		Fidelity Japan Smaller Companies Fund
Fidelity Investment Trust		Fidelity Latin America Fund
Fidelity Investment Trust		Fidelity Nordic Fund
Fidelity Investment Trust		Fidelity Overseas Fund
Fidelity Investment Trust		Fidelity Pacific Basin Fund
Fidelity Investment Trust		Fidelity Southeast Asia Fund
Fidelity Investment Trust		Fidelity Worldwide Fund
Fidelity Magellan Fund		Fidelity Magellan Fund
Fidelity Massachusetts Municipal Trust		Fidelity Massachusetts AMT Tax-Free Money Market Fund
Fidelity Massachusetts Municipal Trust		Fidelity Massachusetts Municipal Income Fund
Fidelity Massachusetts Municipal Trust		Fidelity Massachusetts Municipal Money Market Fund
Fidelity Money Market Trust		Retirement Government Money Market Portfolio
Fidelity Money Market Trust		Retirement Money Market Portfolio
Fidelity Mt. Vernon Street Trust		Fidelity Aggressive Growth Fund
Fidelity Mt. Vernon Street Trust		Fidelity Growth Company Fund
Fidelity Mt. Vernon Street Trust		Fidelity New Millennium Fund
Fidelity Municipal Trust		Fidelity Michigan Municipal Income Fund
Fidelity Municipal Trust		Fidelity Minnesota Municipal Income Fund
Fidelity Municipal Trust		Fidelity Municipal Income Fund
Fidelity Municipal Trust		Fidelity Ohio Municipal Income Fund
Fidelity Municipal Trust		Fidelity Pennsylvania Municipal Income Fund
Fidelity Municipal Trust		Fidelity Short-Intermediate Municipal Income Fund
Fidelity Municipal Trust II		Fidelity Michigan Municipal Money Market Fund
Fidelity Municipal Trust II		Fidelity Ohio Municipal Money Market Fund
Fidelity Municipal Trust II		Fidelity Pennsylvania Municipal Money Market Fund
Fidelity Newbury Street Trust		Prime Fund
Fidelity Newbury Street Trust		Tax-Exempt Fund
Fidelity Newbury Street Trust		Treasury Fund
Fidelity New York Municipal Trust		Fidelity New York Municipal Income Fund
Fidelity New York Municipal Trust II		Fidelity New York AMT Tax-Free Money Market Fund
Fidelity New York Municipal Trust II		Fidelity New York Municipal Money Market Fund
Fidelity Phillips Street Trust		Fidelity Cash Reserves
Fidelity Phillips Street Trust		Fidelity U.S. Government Reserves
Fidelity Puritan Trust		Fidelity Balanced Fund
Fidelity Puritan Trust		Fidelity Low-Priced Stock Fund
Fidelity Puritan Trust		Fidelity Puritan Fund
Fidelity Puritan Trust		Fidelity Value Discovery Fund
Fidelity Revere Street Trust		Fidelity Cash Central Fund
Fidelity Revere Street Trust		Fidelity Municipal Cash Central Fund
Fidelity Revere Street Trust		Fidelity Securities Lending Cash Central Fund
Fidelity Revere Street Trust		Fidelity Tax-Free Cash Central Fund
Fidelity School Street Trust		Fidelity Intermediate Municipal Income Fund
Fidelity School Street Trust		Fidelity New Markets Income Fund
Fidelity School Street Trust		Fidelity Strategic Income Fund
Fidelity Securities Fund		Fidelity Advisor Aggressive Growth Fund
Fidelity Securities Fund		Fidelity Blue Chip Growth Fund
Fidelity Securities Fund		Fidelity Blue Chip Value Fund
Fidelity Securities Fund		Fidelity Dividend Growth Fund
Fidelity Securities Fund		Fidelity Growth & Income Portfolio
Fidelity Securities Fund		Fidelity International Real Estate Fund
Fidelity Securities Fund		Fidelity Leveraged Company Stock Fund
Fidelity Securities Fund		Fidelity OTC Portfolio
Fidelity Securities Fund		Fidelity Real Estate Income Fund
Fidelity Securities Fund		Fidelity Small Cap Growth Fund
Fidelity Securities Fund		Fidelity Small Cap Value Fund
Fidelity Select Portfolios		Air Transportation Portfolio
Fidelity Select Portfolios		Automotive Portfolio
Fidelity Select Portfolios		Banking Portfolio
Fidelity Select Portfolios		Biotechnology Portfolio
Fidelity Select Portfolios		Brokerage and Investment Management Portfolio
Fidelity Select Portfolios		Business Services and Outsourcing Portfolio
Fidelity Select Portfolios		Chemicals Portfolio
Fidelity Select Portfolios		Computers Portfolio
Fidelity Select Portfolios		Construction and Housing Portfolio
Fidelity Select Portfolios		Consumer Industries Portfolio
Fidelity Select Portfolios		Cyclical Industries Portfolio
Fidelity Select Portfolios		Defense and Aerospace Portfolio
Fidelity Select Portfolios		Developing Communications Portfolio
Fidelity Select Portfolios		Electronics Portfolio
Fidelity Select Portfolios		Energy Portfolio
Fidelity Select Portfolios		Energy Service Portfolio
Fidelity Select Portfolios		Environmental Portfolio
Fidelity Select Portfolios		Financial Services Portfolio
Fidelity Select Portfolios		Food and Agriculture Portfolio
Fidelity Select Portfolios		Gold Portfolio
Fidelity Select Portfolios		Health Care Portfolio
Fidelity Select Portfolios		Home Finance Portfolio
Fidelity Select Portfolios		Industrial Equipment Portfolio
Fidelity Select Portfolios		Industrial Materials Portfolio
Fidelity Select Portfolios		Insurance Portfolio
Fidelity Select Portfolios		Leisure Portfolio
Fidelity Select Portfolios		Medical Delivery Portfolio
Fidelity Select Portfolios		Medical Equipment and Systems Portfolio
Fidelity Select Portfolios		Money Market Portfolio
Fidelity Select Portfolios		Multimedia Portfolio
Fidelity Select Portfolios		Natural Gas Portfolio
Fidelity Select Portfolios		Natural Resources Portfolio
Fidelity Select Portfolios		Networking and Infrastructure Portfolio
Fidelity Select Portfolios		Paper and Forest Products Portfolio
Fidelity Select Portfolios		Pharmaceuticals Portfolio
Fidelity Select Portfolios		Retailing Portfolio
Fidelity Select Portfolios		Software and Computer Services Portfolio
Fidelity Select Portfolios		Technology Portfolio
Fidelity Select Portfolios		Telecommunications Portfolio
Fidelity Select Portfolios		Transportation Portfolio
Fidelity Select Portfolios		Utilities Growth Portfolio
Fidelity Select Portfolios		Wireless Portfolio
Fidelity Summer Street Trust		Fidelity Capital & Income Fund
Fidelity Trend Fund		Fidelity Trend Fund
Fidelity Union Street Trust		Fidelity Arizona Municipal Income Fund
Fidelity Union Street Trust		Fidelity Export and Multinational Fund
Fidelity Union Street Trust		Fidelity Maryland Municipal Income Fund
Fidelity Union Street Trust II		Fidelity AMT Tax-Free Money Fund
Fidelity Union Street Trust II		Fidelity Arizona Municipal Money Market Fund
Fidelity Union Street Trust II		Fidelity Municipal Money Market Fund
Massachusetts Municipal Depository Trust		Massachusetts Municipal Depository Trust
Variable Insurance Products Fund		Equity-Income Portfolio
Variable Insurance Products Fund		Growth Portfolio
Variable Insurance Products Fund		High Income Portfolio
Variable Insurance Products Fund		Money Market Portfolio
Variable Insurance Products Fund		Overseas Portfolio
Variable Insurance Products Fund		Value Portfolio
Variable Insurance Products Fund II		Asset Manager Portfolio
Variable Insurance Products Fund II		Asset Manager: Growth Portfolio
Variable Insurance Products Fund II		Contrafund Portfolio
Variable Insurance Products Fund II		Investment Grade Bond Portfolio
Variable Insurance Products Fund III		Aggressive Growth Portfolio
Variable Insurance Products Fund III		Balanced Portfolio
Variable Insurance Products Fund III		Dynamic Capital Appreciation Portfolio
Variable Insurance Products Fund III		Growth & Income Portfolio
Variable Insurance Products Fund III		Growth Opportunities Portfolio
Variable Insurance Products Fund III		Mid Cap Portfolio
Variable Insurance Products Fund III		Value Strategies Portfolio
Variable Insurance Products Fund IV		Consumer Industries Portfolio
Variable Insurance Products Fund IV		Cyclical Industries Portfolio
Variable Insurance Products Fund IV		Financial Services Portfolio
Variable Insurance Products Fund IV		Growth Stock Portfolio
Variable Insurance Products Fund IV		Health Care Portfolio
Variable Insurance Products Fund IV		International Capital Appreciation Portfolio
Variable Insurance Products Fund IV		Natural Resources Portfolio
Variable Insurance Products Fund IV		Real Estate Portfolio
Variable Insurance Products Fund IV		Strategic Income Portfolio
Variable Insurance Products Fund IV		Technology Portfolio
Variable Insurance Products Fund IV		Telecommunication & Utilities Growth Portfolio
Variable Insurance Products Fund IV		Value Leaders Portfolio